UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 12, 2016

(Date of Earliest Event Reported)

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California 94538

(Address of principal executive offices, including zip code)

(949) 250-8888

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2016, Identiv, Inc. (“the Company”) filed a Certificate of Amendment to its Fourth Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to reduce the number of authorized shares of Common Stock from 130,000,000 to 50,000,000 shares.

As disclosed in Item 5.07 of this Current Report on Form 8-K, at the 2016 Annual Meeting of Stockholders on May 12, 2016 (the “Annual Meeting”), the Company’s stockholders, by an affirmative vote of at least a majority of the shares of common stock outstanding and entitled to vote on the matters, approved a proposal to effect the decrease in the number of authorized shares of Common Stock.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 12, 2016, the Company held its 2016 Annual Meeting of Stockholders. The final results for each of the matters submitted to the stockholders at the Company’s 2016 Annual Meeting of Stockholders are as follows:

Proposal 1. The election of one Class II director and one Class III director to serve until the expiration of their terms or until their successors are duly elected and qualified or until they are removed or resign:

	For	Against	Abstain	Broker Non-Votes
James E. Ousley (Class II)	3,614,037	745,407	107,322	3,280,471
Gary Kremen (Class III)	3,341,450	1,016,059	109,257	3,280,471

Proposal 2. To approve an amendment to the Company’s Restated Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 130,000,000 to 50,000,000 shares:

For	Against	Abstain	Broker Non-Votes
7,427,551	240,934	78,752	—

Proposal 3. To approve the Company’s amended and restated 2011 Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
3,054,692	1,301,494	110,580	3,280,471

Proposal 4. To ratify the appointment of Burr Pilger Mayer, Inc., an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
7,616,827	56,239	74,171	—

Proposal 5. To vote on a non-binding advisory resolution on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
3,645,347	716,740	104,679	3,280,471

Proposal 6. To adjourn the meeting, if necessary, to solicit additional proxies:

For	Against	Abstain	Broker Non-Votes
6,199,185	1,389,012	159,040	—

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

May 18, 2016	By:	/s/ Steven Finney
Steven Finney
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation.